Janus Investment Fund

Janus Unconstrained Bond Fund

Supplement dated September 26, 2014
to Currently Effective Prospectuses

Effective October 6, 2014, the following replaces in its entirety the corresponding information for Janus Unconstrained Bond Fund (the “Fund”). Also effective October 6, 2014, Janus Unconstrained Bond Fund will change its name to Janus Global Unconstrained Bond Fund.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Unconstrained Bond Fund’s Prospectuses:

Portfolio Manager: William H. Gross is Executive Vice President and Portfolio Manager of the Fund, which he has managed since October 2014.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Global Unconstrained Bond Fund

William H. Gross is Executive Vice President and Portfolio Manager of Janus Global Unconstrained Bond Fund, which he has managed since October 2014. Mr. Gross joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).

All references to Gibson Smith and Darrell Watters are deleted. Mr. Smith and Mr. Watters continue to manage other fixed-income Funds available through Janus Capital Management LLC.

Please retain this Supplement with your records.